UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2007

Chemical Financial Corporation
(Exact Name of Registrant as
Specified in its Charter)

Michigan (State or Other Jurisdiction of Incorporation)	000-08185 (Commission File Number)	38-2022454 (IRS Employer Identification No.)

333 E. Main Street Midland, Michigan (Address of Principal Executive Offices)	48640 (Zip Code)

Registrant's telephone number, including area code:  (989) 839-5350

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

                    Chemical Financial Corporation will hold its annual meeting of shareholders on Monday, April 16, 2007, at 2:00 p.m. Eastern Daylight Time at which meeting the shareholders will (1) elect fourteen directors; and (2) transact any other business that may properly come before the meeting.

                    Chemical is making this meeting accessible to the public by telephone on a listen-only basis. Anyone interested in the meeting may access the meeting on a live basis by dialing (800) 946-0706.

                    It is anticipated that some of the information presented at this annual meeting will contain forward-looking statements. Words such as "anticipates," "believes," "estimates," "expects," "intends," "should," "will," "plans," "projects," "predicts," variations of such words and similar expressions are intended to identify forward-looking statements. These statements reflect management's current beliefs as to the expected outcomes of future events and are not guarantees of future performance. These statements involve certain risks, uncertainties and assumptions that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements. Factors that could cause a difference include, among others: changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking laws and regulations; changes in tax laws; changes in prices, levies and assessments; the impact of technological advances and issues; governmental and regulatory policy changes; the outcomes of pending and future litigation and contingencies; trends in customer behavior as well as their ability to repay loans; changes in the local and national economy; opportunities for acquisitions and the effective completion of acquisitions and integration of acquired entities; the timing and level of asset growth; and the local and global effects of terrorism and other military actions, including actions in Iraq. These and other factors that may emerge could cause decisions and actual results to differ materially from current expectations. Chemical undertakes no obligation to revise, update, or clarify forward-looking statements to reflect events or conditions after the date of the annual meeting.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 5, 2007	CHEMICAL FINANCIAL CORPORATION (Registrant)

/s/ David B. Ramaker
David B. Ramaker Chairman, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Document

99.1	Chemical Financial Corporation Press Release dated January 26, 2007. This Exhibit is furnished to, and not filed with, the Commission.